CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mutual Funds Trust, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Mutual Funds Trust for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mutual Funds Trust for the periods presented in the report.


/s/ Eugene C. Sit                       /s/ Paul E. Rasmussen
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Eugene C. Sit                           Paul E. Rasmussen
Chairman                                VP, Treasurer
Sit Mutual Funds Trust                  Sit Mutual Funds Trust

Dated: May 27, 2004
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A signed original of this written statement required by Section 906 has been provided by Sit Money Market Fund, Inc. and will be retained by Sit Money Market Fund, Inc. and furnished to the SEC or its staff upon request.